UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ContraVir Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Annual Meeting of Stockholders of ContraVir Pharmaceuticals, Inc. will be held on
December 14, 2016, at 12:00 p.m. local time at the Company’s offices located at
399 Thornall Street, Edison, New Jersey 08873

PROXY STATEMENT AND 2016 ANNUAL REPORT ON FORM 10-K
ARE AVAILABLE AT:

http://www.pstvote.com/contravir2016

Dear Stockholder:

The Annual Meeting of Stockholders of ContraVir Pharmaceuticals, Inc. has been called to consider and act upon the following matters:

•                  Election of six (6) members to our Board of Directors.

•                  Ratification of the appointment of BDO USA, LLP as ContraVir’s independent registered public accounting firm for the fiscal year ending June 30, 2017.

•                  Approve an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of shares issuable thereunder to 7,700,000 shares from 6,500,000 shares.

Our Board of Directors recommends a vote “FOR” proposals 1-3.

Complete proxy materials, including the proxy card, are available to you on-line at http://www.pstvote.com/contravir2016 or upon your request by e-mail or first-class mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

This is not a ballot. You cannot use this notice to vote your shares. You may vote on-line, by mail or in person. If you wish to vote on-line, you will need your “Control Number” (which can be found in the bottom right hand corner of this notice) and the web address, all of which will be included with or on the proxy card located on the Internet website stated above or mailed to you at your request. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply print out the proxy card located on the Internet website stated above, mark the proxy card accordingly, sign and return it to us at the address indicated on the proxy card. If you wish to vote in person at the Annual Meeting of Stockholders, simply check the box on the proxy card that you plan to attend. Your proxy card will not be used if you vote in person.

Control Number:

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting To Be Held on December 14, 2016

(1)                                 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2)                                 The Proxy Statement and 2016 Annual Report on Form 10-K are available at http://www.pstvote.com/contravir2016.

(3)                                 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before December 1, 2016 to facilitate timely delivery.

To request a paper copy of these items:

•                  Call our toll-free number — (866) 223-0448; or

•                  Visit our website at http://www.pstvote.com/contravir2016; or

•                  Send us an e-mail at info@philadelphiastocktransfer.com.

Please clearly identify: (i) the items you are requesting; (ii) ContraVir Pharmaceuticals, Inc.; (iii) your name along with the Control Number located in the lower right hand corner of this notice and (iv) the name and address to which the materials should be mailed.

By Order of the Board of Directors

/s/ James Sapirstein

James Sapirstein
Chief Executive Officer

«Proxy #»	Control Number: «Control #»